OPEN-END MORTGAGE DEED AND SECURITY AGREEMENT

KNOW YE, THAT **SOUTHRIDGE HOLDINGS LLC,** a limited liability company organized and existing under the laws of the State of Delaware and having a Connecticut office located at 90 Grove Street, Ridgefield, Connecticut 06877 (hereinafter referred to as "Grantor"), for the consideration of One Dollar ($1.00) and other good and valuable considerations received to its full satisfaction of Grantee, **FAIRFIELD COUNTY BANK CORP.**, a corporation organized and existing under the laws of the State of Connecticut and having its principal office at 150 Danbury Road, Ridgefield, Connecticut 06877 (hereinafter referred to as "Grantee"), does give, grant, bargain, sell and confirm unto the said Grantee, its successors and assigns forever, a certain piece or parcel of land, with the buildings and improvements now or hereafter placed thereon at **90 Grove Street, Units 001, 003, 105, 108, 109, 201, 202, 203-204, 205, 206 and 207, Executive Pavilion Condominium, Ridgefield, Connecticut,** and being more particularly bounded and described in SCHEDULE "A", attached hereto, to which reference may be had.

TOGETHER WITH (a) all and singular the rights, easements, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion or reversions, remainder and remainders, rents, issues and profits thereof; (b) all right, title and interest of the Grantor, if any, in and to sidewalks, alleys, plazas, strips, gores and the land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the above-described premises; (c) all the buildings, structures and improvements now or hereafter located or erected on the premises, and all fixtures of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the premises, or any part thereof, and used or usable in connection with any present or future operation of the premises and now owned or hereafter acquired by Grantor, including without limitation all heating, lighting, incineration, refrigerating, ventilating, air-conditioning, air-cooling, lifting, fire extinguishing, plumbing, cleaning, communications and power equipment, fixtures and apparatus; all gas, water and electrical fixtures and equipment; and all elevators, escalators, cranes, craneways, engines, motors, tanks, pumps, screens, storm doors, storm windows, shades, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors, it being agreed that all such fixtures are a part of the premises and are declared to be a portion of the security for the indebtedness hereby secured (whether in single units or centrally controlled, and whether physically attached to the premises or not); (d) all right, title and interest of the Grantor in and to any and all leases, tenancies or rights of use and occupancy, with amendments, if any, and any extensions, renewals or guarantees of the tenants' obligations thereunder, now or hereafter on or affecting the Mortgaged Property, whether or not recorded, with all security therefor and all monies payable thereunder, and all books and records which reflect payments made under the leases (hereafter the "Leases"); (e) all rents, income, profits, security deposits and other benefits to which the Grantor may now or hereafter be entitled from the Mortgaged Property and/or the business operations conducted at or from the Mortgaged Property (hereinafter the "Property Income"); (f) any unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Mortgagor and all proceeds, including insurance proceeds, of the conversion, voluntary or involuntary, of the Mortgaged Property, the improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, into cash or liquidated claims; and (g) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the premises as a result of (i) the exercise of the right to eminent domain, (ii) the alteration of the grade of any street, or (iii) any other injury to or decrease in the value of the premises, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by the Grantee, and of the reasonable counsel fees, costs and disbursements incurred by the Grantee in connection with the collection of such award or payment; and the Grantor agrees hereby to execute and deliver, from time to time, such further instruments as may be requested by the Grantee, to confirm such assignment to the Grantee of any such award or payment.

TO HAVE AND TO HOLD the above-granted and bargained premises, with the appurtenances thereof, unto the said Grantee, its successors and assigns forever, to its and their own proper use and behoof. The Grantor, does for itself and its successors and assigns covenant with the said Grantee, its successors and assigns, that at and until the ensealing of these presents it is well seized of the premises as a good indefeasible estate in fee simple; and has good right to bargain and sell the same in manner and form as above written; and that the same is free from all encumbrances whatsoever, except as are set forth in SCHEDULE "B" attached hereto. The

Grantor does by these presents bind itself and its successors and assigns forever to warrant and defend the above granted and bargained premises to the said Grantee, its successors and assigns, against all claims and demands whatsoever, except as aforesaid.

THE CONDITION OF THIS MORTGAGE is such that Grantor desires to borrow, and Grantee has agreed to make available, a commercial revolving loan, as defined in Section 49-2(c) of the Connecticut General Statutes, as amended, in the principal amount of up to **ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00)** in the aggregate to be outstanding at any time, pursuant to a Commercial Line of Credit Note and Loan Agreement ("Note") made by the Grantor and Petals Decorative Accents LLC of even date herewith, a copy of which Note is attached to this Mortgage as SCHEDULE "C" which is incorporated herein by reference, whereby Grantee will make loans or advances to Grantor on a revolving basis at an annual interest rate as set forth in the Loan Agreement, payable **UPON DEMAND** by Grantee or if not sooner demanded, on **December 10, 2009.**

Furthermore, in order more fully to protect the security of this Mortgage, the Grantor represents, warrants, covenants and agrees as follows:

1. DEFINITIONS: Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Grantor" shall mean "Grantor and/or any subsequent owner or owners of the premises", the word "Grantee" shall mean "Grantee or any subsequent holder or holders of this Mortgage", the word "Note" shall mean "Note or notes secured by this Mortgage", the word "person" shall mean "an individual, corporation, partnership or unincorporated association", the word "premises" shall include the real estate hereinbefore described, together with all fixtures, condemnation awards, rents and any other rights or property interests at any time made subject to the lien of this Mortgage by the terms hereof, and the phrase "Event of Default" shall mean any occurrence or circumstance which, pursuant to the terms of Paragraph 29 hereof, gives rise to a right of Grantee to accelerate the maturity of the indebtedness secured hereby, and pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

2. CAPTIONS: The captions in this Mortgage are for convenience only and shall not be used to interpret, modify, or affect in any way the covenants and agreements herein contained.

3. COMPETENCE TO EXECUTE LOAN DOCUMENTS: The Grantor is competent, not under any disability, and has full power and authority to execute and deliver the guaranty, Note, this Mortgage, all other Mortgage instruments, security agreements, and all other agreements and documents required of them, to the Grantee, and the execution and delivery of the same is not in violation of, and will not result in default of, any agreement or understanding the Grantor may have with any person or persons.

4. LEGAL TENDER AND JOINT AND SEVERAL LIABILITY: The Grantor shall pay the said indebtedness and the interest thereon in lawful money of the United States at the times and in the manner set forth in the Note and if the Grantor consists of more than one person, such Borrowers shall be jointly and severally liable for the performance of all covenants and agreements herein contained.

5. LATE CHARGES: The Grantee may collect a "late charge" not to exceed an amount equal to **five (5%)** percent of any installment of interest and principal or other amount due under the Note which is not paid within **ten (10)** days of the date on which such payment is due in order to cover the extra expenses involved in handling such delinquent payment.

6. PROTECTION OF LIEN: The Grantor shall pay the costs, expenses and reasonable attorney's fees incurred by the Grantee in protecting or sustaining the lien of this Mortgage and as set forth in the Note attached hereto.

7. REPAIRS: The Grantor shall maintain the premises in good condition and repair, shall not commit nor suffer any waste of the premises, shall promptly repair, restore, replace or rebuild any part of the premises now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be effected by any proceeding of the character referred to in Paragraph 18; and the Grantor shall complete and pay

for, within a reasonable time, any structure at any time in the process of construction on the premises.

8. DEMOLITION AND ALTERATION: The Grantor agrees that no building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished, or materially altered, without the prior written consent of the Grantee, except that the Grantor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, such fixtures as from time to time may become worn out or obsolete, provided that simultaneously with or prior to such removal any such fixtures shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any title retention or security agreement or other encumbrance, and by such removal and replacement the Grantor shall be deemed to have subjected such equipment to the lien of this Mortgage.

9. COMPLIANCE WITH LAWS: The Grantor shall comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental authority relating to the premises and the use thereof, including, by way of illustration and not limitation, all laws, regulations and orders relating to zoning, planning, inland/wetlands, the subdivision of land, flood hazard zone, environmental protection, health, and occupational safety.

10. USE OF PROPERTY: Unless required by applicable law or unless the Grantee has otherwise agreed in writing, the Grantor shall not allow changes in the nature of the occupancy for which the premises were intended at the time this Mortgage was executed. The Grantor shall not initiate or acquiesce in a change in the zoning classification of the premises without the Grantee's written consent; and the Grantor shall not initiate, join in nor consent to any change in any private restrictive covenant, or private restrictions limiting or defining the uses which may be made of the premises or any part thereof, without the written consent of the Grantee.

11. INSPECTION: The Grantee and any persons authorized by the Grantee shall have the right to enter and inspect the premises at all reasonable times, subject to applicable governmental security regulations.

12. TRANSFER: Without the prior written consent of the Grantee, the Grantor shall not sell, encumber, suffer change in title or ownership, nor otherwise transfer all or any part of the premises.

13. LEASES: The Grantor shall at all times keep, perform and observe all the covenants, agreements, terms, provisions, conditions and limitations of each lease affecting the premises on their part to be kept, performed and observed and will do all things necessary to prevent a default on their part thereunder. The Grantor will assign to the Grantee within ten (10) days of execution from time to time, all leases affecting the premises as shall not have been assigned previously to the Grantee. The Grantor shall not, without the written consent of the Grantee, directly or indirectly cancel, terminate nor accept any surrender of, nor modify or amend any lease affecting the premises. Default on the part of the Grantor in any of the terms and provisions of any of the leases on said premises shall constitute an Event of Default under the Note secured by this Mortgage and under this Mortgage. The Grantor shall not change the management of the premises without the prior written consent of the Grantee.

14. RENTAL AND SECURITY: The Grantor shall not collect rent more than thirty (30) days in advance of its due date under any and all leases for any part of the premises, without the approval of the Grantee herein in writing; and in the event such approval is given, the Grantor agrees to deposit said rents with the Grantee. Any and all tenant's security deposits in excess of an amount equal to one (1) month's rent under any and all leases for any part of the premises shall be deposited and pledged so that they cannot be used by the Grantor without the consent of the Grantee, and in the event of foreclosure of this Mortgage, these deposits and any and all other security deposits and advance rent payments shall be transferred to the Grantee if title is acquired by the Grantee, or to the purchaser in the event of a foreclosure by sale.

15. RECEIVER: The Grantee in any action to foreclose this Mortgage, or upon an Event of Default under Paragraph 29, shall be at liberty to apply for the appointment of a receiver of the rents and profits of the premises without notice, and shall be entitled to the appointment of such a receiver as a matter of right, without consideration of the value of the

premises as security for the amounts due the Grantee, or the solvency of any person or corporation liable for the payment of such amounts.

16. RIGHT TO ENTER AND POSSESS: Upon or at any time after the occurrence of an Event of Default under Paragraph 29, Grantee may, at its option, without notice, and without regard to the adequacy of the security for the indebtedness hereby secured, in person or by agent, with or without bringing any action, suit or proceeding, enter upon and take possession of the premises, and have, hold, manage, lease and operate the same on such terms, employing such management agents and for such period of time as Grantee may deem proper; and may collect and receive all rents, issues and profits of the premises, including those past due, with full power to make from time to time all alterations, renovations, repairs or replacements thereto as it may deem proper and make, enforce, modify and accept the surrender of leases; fix or modify rents; and to do all things required of or permitted to the lessor under the leases; and do any acts which Grantee deems proper to protect the security hereof until all indebtedness secured hereby is paid in full, and either with or without taking possession of the premises, in its own name, sue for or otherwise collect and receive all rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, management agent's fees, and, if Grantee manages the premises with its own employees, an amount equal to the customary management agent's fees charged for similar property in the area where the premises are located, upon any indebtedness secured hereby in such order as Grantee may determine. Grantee shall not be accountable for more monies than it actually receives from the premises; nor shall it be liable for failure to collect rents for any reason whatsoever. It is not the intention of the parties hereto that an entry by Grantee upon the premises under the terms of this instrument shall constitute Grantee a "mortgagee in possession" in contemplation of law, except at the option of Grantee. Grantor shall facilitate in all reasonable ways any action taken by Grantee under this paragraph and Grantor shall, upon demand by Grantee, execute a written notice to each lessee and occupant directing that rent and all other charges be paid to Grantee.

17. LEASE RATIFICATION: The Grantor shall furnish the Grantee at any time, upon demand, with a lease ratification and estoppel agreement as to any lease affecting the mortgaged premises, in form and substance satisfactory to the Grantee, which shall be executed by the Grantor and by the lessee, and which shall state, if such be the case, that the lease is in full force and effect and that there is no default thereunder, that the lessee is in possession of the mortgaged premises, paying the full rental called for therein, that no rental payments have been made in advance except as may have been approved by the Grantee, and stating the date of commencement of the original lease term.

18. EMINENT DOMAIN: In the event that the whole or any part of the mortgaged premises shall be taken by eminent domain, or in the event of any alteration of the grade of any street or highway, or of any other injury to or decrease in value of the mortgaged premises, or the reacquisition of the whole or any part of the mortgaged premises pursuant to the terms of any redevelopment plan or agreement affecting the mortgaged premises or if any agreement shall be made between the Grantor and any entity vested with the power of eminent domain, any and all awards and payments on account thereof shall be deposited with the Grantee. The Grantor shall give the Grantee immediate notice of the actual or threatened commencement of any of the foregoing proceedings, and shall deliver to the Grantee copies of all papers served in connection with any such proceedings. The Grantee shall have the right to intervene and participate in any proceedings for and in connection with any such taking, unless such intervention shall be prohibited by the Court having jurisdiction over such taking, in which event the Grantor shall consult with the Grantee in connection with such proceedings; and the Grantor shall not enter into any agreement with regard to the mortgaged premises or any award or payment on account thereof unless the Grantee shall have consented thereto in writing. The Grantor hereby appoints the Grantee their Attorney-In-Fact, coupled with an interest, and authorizes, directs and empowers such Attorney, at its option, on behalf of the Grantor, to adjust, compromise or settle the claim for any such award or payment, to collect, receive and retain the proceeds thereof, and to give proper receipts therefor. The Grantor further agrees, on request, to make, execute, and deliver to the Grantee any and all assignments and other instruments, as the Grantee may require, to confirm or assign all such awards and payments to the Grantee free and clear of any and all encumbrances of any nature whatsoever.

Notwithstanding any such taking, alteration of grade, other injury to or decrease in value of the mortgaged property, or reacquisition of title, or agreement, the Grantor shall continue to pay interest on the principal sum secured hereby at the rate provided in the Note, and to make any and all payments required by the Note and this Mortgage. Any reduction in the principal sum resulting from the application by the Grantee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such application. The proceeds of any award or payment, after deducting the expenses of collection, including, but not limited to, counsel fees and other costs and disbursements incurred by the Grantee, may be applied by the Grantee, at its option, toward payment of the indebtedness secured hereby whether or not same shall be then due or payable, or be paid over wholly or in part to the Grantor for the purposes of altering or restoring any part of the mortgaged premises which may have been damaged as a result of any such taking, alteration of grade, or other injury to the mortgaged premises, or for any other purpose or object satisfactory to the Grantee, but the Grantee shall not be obligated to see to the proper application of any amount paid over to the Grantor, nor shall the amount so paid over to the Grantor be deemed a payment of any indebtedness secured hereby.

If, prior to the receipt by the Grantee of such award or payment, title to the mortgaged premises shall have vested in the Grantee by virtue of a judgment of strict foreclosure or the mortgaged premises shall have been sold on foreclosure of this Mortgage, the Grantee shall have the right to receive said award or payment to the extent of the debt secured by this Mortgage remaining unsatisfied after such strict foreclosure or sale of the mortgaged premises, with interest thereon at the rate set forth in the Note secured hereby, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and to the extent of the reasonable counsel fees, costs and disbursements incurred by the Grantee in connection with the collection of such award or payment.

19. INSURANCE: The Grantor shall keep all buildings erected on or to be erected on said premises insured against loss by fire, with comprehensive coverage, flood and such other hazards as the Grantee may require, including war risk and war damage, if available, and liability insurance deemed appropriate, in companies approved by the said Grantee in such sums as the Grantee reasonably may require, such policies to contain standard mortgagee clauses identifying the Grantee as a mortgagee, the Grantee to have the custody of all such policies and all other policies which may be procured insuring said premises, the same to be delivered, premiums paid, to the Grantee at its office ten (10) days before the expiration of the old policies; and the Grantor agrees upon failure to maintain the insurance as above stipulated, or to deliver said renewal policies as aforesaid, or to pay the premiums therefor, then Grantee may procure such insurance and pay the premiums therefor and all sums so expended shall immediately be paid by the Grantor and unless so paid, shall be deemed part of the debt secured hereby and shall bear interest at the rate set forth in the Note secured hereby. In case the Grantee elects under this paragraph to advance insurance premiums, the receipt of the insurance company in which such insurance is placed shall be, with respect to any such insurance premiums, conclusive evidence of the amount and fact of payment thereof. In case of loss and payment by any insurance company, the amount of insurance money received shall be applied either on the indebtedness secured hereby, or in rebuilding and restoring the damaged property, as the Grantee may elect. Shall any check in payment of such loss name both Grantor and Grantee as payees, Grantor agrees to endorse such check and to deliver it to Grantee forthwith. The Grantor shall claim no cancellation or return any policy or premium except from and after the redemption of this Mortgage by the Grantor.

Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Grantee is included thereof under a Standard Mortgage Clause acceptable to Grantee. Grantor shall immediately notify Grantee whenever any such separate insurance is taken out and shall promptly deliver to Grantee the policy or policies of such insurance. In the event of a foreclosure or other transfer of title to the premises in lieu of foreclosure, or by purchase at any foreclosure sale, all interest in any insurance policies in force shall pass to Grantee or such transferee or purchaser, as the case may be.

Grantor covenants and agrees that, upon the request of the Grantee, Grantor shall escrow with Grantee or shall pay to Grantee, concurrently with each installment of principal and/ or interest and other charges due under the terms the Note secured by this Mortgage, or under the

terms of any other Loan Documents, such funds as Grantee determines, in Grantee's sole discretion, will enable Grantee to pay, at least thirty (30) days in advance, all insurance premiums required hereunder. Grantor agrees that any funds deposited with or paid to the Grantee pursuant to this paragraph shall create only an indebtedness, and not a trust or agency relationship, between Grantor and Grantee, which indebtedness shall be liquidated to the extent of Grantee's payments as provided herein. Unless otherwise required by law, no interest shall be payable to the Grantor on the funds paid to the Grantee hereunder.

20. TAXES: The Grantor shall pay all taxes, assessments, water rates, sewer rents, utility charges, and other charges and any liens prior to the lien of this Mortgage now or hereafter assessed or liens on or levied against the premises or any part thereof, and in case of default in the payment thereof when the same shall be due and payable, it shall be lawful for the Grantee, without notice or demand, to pay the same or any of them; and the monies paid by the Grantee in discharge of taxes, assessments, water rates, sewer rents, utility charges, and other charges and prior liens shall be a lien on the premises added to the amount of said Note or obligation and secured by this Mortgage, payable on demand with interest at the rate set forth in the Note secured hereby, from the time of payment of the same; and upon request of the Grantee, the Grantor shall exhibit to the Grantee receipts for the payment of all items specified in this paragraph prior to the date when the same shall become delinquent. Without limiting the foregoing, in the case of any assessment for local improvement for which an official bill has been issued by the appropriate authority and which may then or thereafter affect the premises and may be or become payable in installments, if the Grantor fails to make payment of any such installment when due, the Grantee may demand that the Grantor make immediate payment of the whole of such assessment, and if the Grantor fails to make such payment, the Grantee, without notice or further demand, may pay the same, and such amount shall be added to the amount secured by this Mortgage and shall be payable as provided above in this paragraph. If the Grantor shall deem themselves aggrieved by any such tax or assessment and shall elect to contest the payment thereof, Grantor may make such payment under protest or, if postponement of such payment will not jeopardize the Grantee's interest in the premises, Grantee may postpone the same provided that it is contesting the same in good faith and with due diligence and secures such payment and the interest and penalties thereon and the costs of the contest on the determination of the proceedings or suit in which such contest may be had, by causing to be delivered to Grantee cash or other security satisfactory to Grantee, or a bond of indemnity of a good and solvent surety company, in a form and amount satisfactory to the Grantee, which amount shall not be greater than one hundred twenty-five (125%) percent of the contested tax and assessment.

Grantor covenants and agrees that, upon the request of the Grantee, Grantor shall escrow with Grantee or shall pay to Grantee, concurrently with each installment of principal and/ or interest and other charges due under the terms the Note secured by this Mortgage, or under the terms of any other Loan Documents, such funds as Grantee determines, in Grantee's sole discretion, will enable Grantee to pay, at least thirty (30) days in advance, all taxes, assessments and similar charges, required hereunder. Grantor agrees that any funds deposited with or paid to the Grantee pursuant to this paragraph shall create only an indebtedness, and not a trust or agency relationship, between Grantor and Grantee, which indebtedness shall be liquidated to the extent of Grantee's payments as provided herein. Unless otherwise required by law, no interest shall be payable to the Grantor on the funds paid to the Grantee hereunder.

21. PERFORMANCE BY GRANTEE: In the event of any default in the performance of any of the Grantor's covenants or agreements herein, and failure by the Grantor to cure after lapse of time or notice provided hereunder, the Grantee may, at its option, perform the same, and the cost thereof, with interest at the rate set forth in the Note secured hereby, shall immediately be due from the Grantor to the Grantee and secured by this Mortgage.

22. RELIANCE ON DOCUMENT, ETC.: The Grantee, in making any payment herein authorized in the place and stead of the Grantor which (i) relates to taxes, assessments, water rates, sewer use and rentals and other governmental or municipal charges, fines, impositions or liens asserted against the mortgaged premises, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (ii) relates to insurance premiums, may do so according to any notice, bill, statement or estimate

procured from the appropriate insurer without inquiry into the accuracy or validity thereof; or (iii) relates to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim or charge shall be the sole judge of the legality or validity of same; or (iv) relates to the expense of repairs or replacement of any buildings, improvements, or any other mortgaged premises shall be the sole judge of the state of repairs or replacement; or (v) otherwise relates to any other purpose not specifically enumerated in this paragraph, may do so whenever, in its judgment and discretion, after discussion with the Grantor, such payment shall be deemed necessary or desirable to protect the full security intended to be created by this Mortgage, and provided further that in connection with any such payment, the Grantee, at its option, may and, upon notice to the Grantor, is hereby authorized to obtain a continuation report of title prepared by a title insurance company, the costs and expenses of which shall be secured hereby.

23. AUDITS: The Grantor shall furnish to the Grantee within sixty (60) days after the close of the Grantor's fiscal year, and without expense to the Grantee, annual statements of the operation of real property covered by this Mortgage and the business operation of the corporate Grantor, certified by the Grantor, which statements may include, at the option of the Grantee, in addition to all relevant fiscal information, such other information relating to rental, occupancy and expenses of the premises as the Grantee may reasonably require, and the Grantor shall in addition furnish such interim statements as may reasonably be required by the Grantee.

24. FINANCIAL STATEMENTS AND TAX RETURNS: The Grantor shall furnish to the Grantee:

(a) within one-hundred twenty (120) days of the end of each calendar year, financial statements with respect to the Grantor and the Property showing the annual rent roll, other income, sales volume of tenants where leases provide for payment of rentals based on percentages of volume of business done, and the detailed operating expenses of the Property, prepared and certified by the Grantor, all in such detail as the Grantee may reasonably require;

(b) within fifteen (15) days of filing, copies of the Grantor's federal, state and local income tax returns; and

(c) such other financial information in such detail as the Grantee may reasonably require within ten (10) days of the Grantee's request for same. All financial statements shall be prepared in accordance with generally accepted accounting principles all in reasonable detail and in a manner consistent with all previous reports.

25. STATEMENT OF ENCUMBRANCES: Upon request by the Grantee, the Grantor shall obtain from all persons hereafter having or acquiring any interest in or encumbrance on the premises or the said fixtures, a writing duly acknowledged, and stating the nature and extent of such interest or encumbrance and that the same is subordinate to this Mortgage and no offsets or defenses exist in favor thereof against this Mortgage or the Note hereby secured, and deliver such writing to the Grantee.

26. ESTOPPEL CERTIFICATE: The Grantor shall, within ten (10) days of a written request from the Grantee, furnish the Grantee with a written statement duly acknowledged, setting forth the sums secured by this Mortgage and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Mortgage.

27. SECURITY AGREEMENT: In addition to all of the rights created in favor of the Grantee under this Mortgage, the parties hereto intend this Mortgage to constitute a security agreement and financing statement pursuant to the Uniform Commercial Code as in effect as of the date hereof, and the Grantor, as Debtor, hereby grants to the Grantee, as both Creditor and secured Party, a security interest in all buildings, materials, supplies, machinery, furniture, fixtures, equipment and personal and fixture property of every nature and kind whatsoever owned by the Grantor at any time located on the premises, and all replacements thereof, substitutions therefor and additions and accessions thereto (hereinafter referred to as the "Collateral"), and that a security interest shall attach thereto for the benefit of the Grantee to secure the liabilities and all other sums and charges which may become due under the terms of the Note secured by this Mortgage or any other Loan Documents. The Grantor hereby authorizes the Grantee to file financing statements and continuations thereof with respect to the Collateral

without the signature of the Grantor as my be permitted under applicable law. The Grantor hereby agrees to execute and deliver such other documents covering the Collateral from time to time and in such form as the Grantee may require to perfect a security interest with respect to said property. The Grantor shall pay all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements the Grantee may reasonably require. Without the prior written consent of the Grantee, the Grantor shall not create nor suffer to be created pursuant to the Uniform Commercial Code any other security interest in said property, including replacements and additions thereto. Upon the occurrence of an Event of Default under Paragraph 29 hereof, the Grantee shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event, the default provisions of the Uniform Commercial Code shall not apply. The parties agree that in the event the Grantee elects to proceed with respect to the Collateral separately from the real property, ten (10) days' notice of the sale of the Collateral shall be reasonable notice. Grantor aggress that, without the written consent of the Grantee, Grantor shall not remove or permit to be removed from the premises, any of the Collateral, except in the ordinary course of business or if such collateral has been replaced by similar fixtures or equipment or equivalent or greater value. Any replacements, renewals and additions to or for collateral shall become and be covered thereby. Grantor shall, from time to time, on request of the Grantee, deliver to the Grantee a list of the Collateral in reasonable detail, including an itemization of all items leased to the Grantor or subject to a conditional bill of sale, security agreement or other title retention agreement.

28. ADDITIONS: Promptly upon request of the Grantee, the Grantor shall Mortgage to Grantee all additional strips, gores or parcels of land acquired by them which abut the mortgaged premises and all additional interests in and easements, rights and appurtenances to said premises in and to said strips, gores, and parcels and execute and deliver to Grantee such mortgages and security agreements and extensions thereof as Grantee may request, and promptly pay Grantee's reasonable costs, including attorneys' fees, in connection therewith.

29. DEFAULT: In addition to, and not in limitation of, any other term of this Mortgage or any other right or remedy hereunder or in accordance with law, the whole of the principal sum, interest accrued thereon, and any and all indebtedness secured hereby shall become due and payable forthwith, at the option of the Grantee:

(a) after default for ten (10) days in the payment of any installment of principal and/or interest due hereunder, or of any charge payable pursuant to Paragraph 20 hereof, or of any other payment due under the terms of this Mortgage, the Note which it secures, or any other instrument evidencing or securing any indebtedness of the Grantor to the Grantee;

(b) upon default in keeping in force the insurance required herein, or default after notice and demand either in delivering the policies of insurance to the Grantee or in reimbursing the Grantee for premiums paid on such insurance as herein provided, or upon default to exhibit to the Grantee, within ten (10) days after demand, receipts showing payment of all insurance premiums, taxes or other charges payable pursuant to Paragraph 20 hereof;

(c) upon the transfer or sale of the property secured by this Mortgage without prior written consent;

(d) upon the actual or threatened waste, removal or demolition of, or material alteration to, any part of the mortgaged premises, except as permitted herein;

(e) upon assignment by the Grantor of the whole or any parts of the rents, income or profits arising from the premises without the written consent of the Grantee;

(f) if, and at such time as, any material representation made by the Grantor to the Grantee in any loan application, including related exhibits and financial statements, loan authorization, this Mortgage or any other instrument evidencing or securing the loan secured hereby proves to have been untrue in any material respect when made;

(g) upon the entry of a decree or order for relief by a court having jurisdiction in respect of Grantor in any involuntary case under the federal bankruptcy laws, as now or hereafter

constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Grantor, of the Note or for any substantial part of their property, or the issuance of an order for the winding-up or liquidation of their affairs and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or upon the commencement by Grantor or any guarantor of the Note of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Grantor or any guarantor of the Note or for any substantial part of the property of them, or the making by any of them of any assignment for the benefit of creditors or any guarantor of the Note in furtherance of any of the foregoing;

(h) upon the election by the Grantee to accelerate the maturity of said principal sum pursuant to the provisions of the Note or any other instrument which may be held as additional security for the Note, but subject to any grace periods contained therein;

(i) upon default for fifteen (15) days after notice in the observance or performance of any other covenants or agreements of the Grantor hereunder, or of the Grantor in any loan authorization, security agreement, collateral assignment of leases and rentals, assignment of insurance, or any other instrument authorizing, evidencing or securing the loan secured hereby or any portion thereof;

(j) upon default for fifteen (15) days after notice in the observance or performance of any covenants or agreements of the Grantor or immediately upon acceleration after default of any indebtedness due, under any note, mortgage deed, security agreement, collateral assignment of leases and rentals, lease or other instrument evidencing or securing any debt of the Grantor to the Grantee or to any other person or upon the failure of the Grantor generally to pay their debts as such debts become due;

(k) upon the assignment, conveyance, transfer, lease with option to purchase, or encumbrance of any or all of the premises secured by this Mortgage, or of more than twenty-five (25%) percent of the capital stock of any Grantor corporation, or more than twenty-five (25%) percent of any interests of a Grantor partnership, limited liability company or other business entity;

(l) failure to comply with Paragraph 24 hereinabove; or

(m) upon the death or incapacity of any individual borrower or guarantor (a 'Guarantor') or the attempted revocation or termination by any borrower or guarantor of the Loan or any guaranty of the Loan to Grantee.

30. MARSHALLING: The Grantee shall not be compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the property hereby mortgaged unless the entire debt and all items hereby secured shall be paid in lawful money as aforesaid; and shall not be required to accept any part or parts of the said property, as distinguished from the entire whole thereof, as payment of or upon the said debt to the extent of the value of such part or parts; and shall not be compelled to accept or allow any apportionment of the said debt to or among any separate parts of the said property. In case of a foreclosure sale, the mortgaged premises may be sold in one parcel and as an entirety or in such parcels, manner or order as the Grantee in its sole discretion may elect.

31. NO WAIVER, ETC.: Any failure by the Grantee to insist upon the strict performance by the Grantor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Grantee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Grantor of any and all of the terms and provisions of this Mortgage or the Note secured hereby to be performed by the Grantor. Neither the Grantor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of the Grantee to comply with any request of the Grantor or of any person so obligated to take action to foreclose this Mortgage or otherwise

enforce any of the provisions of this Mortgage or of any obligation secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the premises and the Grantee extending the time of payment or modifying the terms of the Note or Mortgage without first having obtained the consent of the Grantor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Grantee and, regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the premises, the Grantee may release the obligation of anyone at any time liable for any of the indebtedness secured by this Mortgage or any part of the security held for the indebtedness and may extend the time of payment or otherwise modify the terms of the Note and/or Mortgage without, as to the security or the remainder thereof, in anyway impairing or affecting the lien of this Mortgage, or the priority of such lien, as security for the payment of the indebtedness as it may be so extended or modified, over any subordinate lien; and the holder of any subordinate lien shall have no right to terminate any lease affecting the premises whether or not such lease be subordinate to this Mortgage; and the Grantee may resort for the payment of the indebtedness secured hereby to any other security therefor, held by the Grantee in such order and manner as the Grantee may elect.

32. SEVERABILITY: If any term or provision of this Mortgage or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of the Mortgage shall be valid and enforceable to the fullest extent permitted by law.

33. NOTICE: A demand upon or notice to the Grantor hereunder shall be sufficient notice and shall be effective if deposited in the mail addressed to the Grantor at the premises, or directed to the Grantor at the last address furnished in writing to the Grantee, or directed to the address at which the Grantee customarily communicated with the Grantor. If the Grantor consists of more than one person, a demand upon or notice to any one of the Borrowers shall constitute notice to all the Borrowers. Any notice to the Grantee hereunder shall be effective only upon its receipt by the Grantee.

34. FORECLOSURE EXPENSES: If this Mortgage shall be foreclosed, there shall be included to the extent permitted by law in the computation of the indebtedness secured hereby, the amount of a reasonable fee for the services of the attorneys retained by the Grantee in the foreclosure action or proceeding, as well as any and all disbursements, costs and other expenses, including the fees of appraisers, incurred by the Grantee in connection with such foreclosure action or proceeding.

35. INTEREST AFTER JUDGMENT: Should the Grantee herein obtain a judgment because of a breach of any covenant contained in the within Mortgage, or a judgment because of a default in payment under the Note which is a part hereof, then interest shall accrue on said judgment at the interest rate set forth in the Note, incorporated herein by reference.

36. PARTIAL FORECLOSURE: The Grantee may, at its option, foreclose this Mortgage for any portion of the debt or any other sums secured thereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance not then due, but nothing in this paragraph shall impair or affect any right or remedy which the Grantee might now or thereafter have, were it not for this paragraph, but the right herein given shall be in addition to any others which the Grantee may have hereunder.

37. NOTICE OF ENVIRONMENTAL CONDITIONS: The Grantor shall immediately notify the Grantee in writing of the occurrence of any of the following:

(a) Any release, discharge, spillage, emanation, uncontrolled loss or seepage of any Hazardous Substance on or from any real property owned or operated by the Grantor. As used in this Agreement, the term "Hazardous Substance" means any hazardous, toxic or radioactive substances, materials or waste, whether or not naturally occurring, which are regulated, under

any applicable Federal, state or local statute, ordinance or regulation, by any judicial order, or by any governmental entity including, but not limited to substances, materials or wastes listed in the United States Department of Transportation Hazardous Materials Table (49 C.F.R. 172.101) or identified by the United States Environmental Protection Agency pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., or such substances, materials and wastes which are or become regulated under any applicable law or regulation including, without limitation, any material, waste or substance which is (i) petroleum product, (ii) asbestos, (iii) radon, (iv) methane gas or (v) polychlorinated biphenyl;

(b) Any order, notice of violation or other action by the DEP, the EPA or any similar entity pertaining to any alleged violation of any Environmental Law (as that term is defined herein) by the Grantor or any alleged violation of any Environmental Law occurring on any real property owned or operated by the Grantor; or

(c) Any action by any party seeking to enforce any Environmental Law or seeking damages or other relief based on the Grantor's alleged violation of any Environmental Law or any pollution or contamination caused by the Grantor or located on or emanating from any real property owned or operated by the Grantor.

The Grantor shall provide the Grantee with copies of all notices, orders, summonses, correspondence and other similar items delivered to or served upon the Grantor pertaining to any of the foregoing. Upon request, the Grantor shall furnish to the Grantee or its designee, copies of all correspondence from the DEP, the EPA or any similar entity to the Grantor (other than routine mass informational mailings) and, shall direct such entity to send copies of all such correspondence directly to the Grantee. Upon request, the Grantor shall furnish to the Grantee copies of all correspondence from the Grantor to the DEP, the EPA, or any similar entity, copies of all periodic reports required by any Environmental Law or any Permit and copies of all records, forms and documents which the Grantor is required to produce or maintain pursuant to any Environmental Law or any Permit.

38. ENVIRONMENTAL INDEMNIFICATION: In the event that the mortgaged premises is presently or in the future contaminated by Hazardous Substances or there occurs or has occurred any release, leakage, spillage, emanation, uncontrolled loss, or seepage of any Hazardous Substance on the mortgaged premises, the Grantor, at its sole cost and expense, shall immediately take all actions necessary to remove such Hazardous Substance and mitigate the effects thereof.

The Grantor agrees to indemnify the Grantee against, to hold the Grantee harmless from, and to reimburse the Grantee for, any losses, claims, demands, damages, fines, penalties, liabilities (joint or several), costs and expenses (including, without limitation, fees and expenses of legal counsel for the Grantee, consultant fees and expenses of investigation and laboratory costs) to which the Grantee may be subjected, or which the Grantee may pay, incur or sustain, in consequence of:

(a) Any presence, discharge, spillage, emanation, uncontrolled loss, seepage or filtration of any hazardous substance upon the mortgaged premises;

(b) The violation of any law, statute, ordinance, regulation or similar standard including, but not limited to, those related to environmental protection, pollution control, hazardous waste or other waste by the Grantor or occurring upon the mortgaged premises; or

(c) Any personal injury (including wrongful death) or damage to property (whether real or personal) caused, directly or indirectly, by an occurrence described above.

The provisions of this paragraph shall be in addition to any other obligations of the Grantor to the Grantee whether arising by contract, at law, in equity or by statute. The provisions of this paragraph shall survive payment of the Loan, foreclosure or release of any mortgages or security interests securing the Loan and termination of this Agreement.

There shall be no material change in the operations or activities conducted by the Grantor on the mortgaged premises without the Grantee's express prior written consent. The

Grantor shall not use or store, and shall not permit any other party to use or store on the mortgaged premises any Hazardous Substances. The Grantor shall not, and shall not permit any other party to, use or maintain any real property owned or operated by the Grantor in a manner or conduct any operations or cause any occurrence thereon which would constitute a violation of any applicable laws, statutes, ordinances, regulations or similar standards, including, but not limited to, those relating to environmental protection, pollution control, hazardous wastes and other wastes (collectively referred to as "Environmental Laws"). The Grantor shall not permit any use of such real property or any event or occurrence thereon which could lead to the imposition of a lien or encumbrance against such real property pursuant to Section 22a-452a of the Connecticut General Statutes, as amended, Section 107 of the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, and any similar laws. If the activities conducted by the Grantor or by any other party on such real property require any permit, license or similar grant of governmental permission or approval (collectively referred to as "Permits") pursuant to any Environmental Law, the Grantor shall apply for such Permit, or shall cause such Permit to be applied for in a timely fashion. The Grantor shall take or cause to be taken all necessary actions to cause the timely renewal of all applicable Permits. All operations and activities conducted by the Grantor or on any real property owned or operated by the Grantor and all conditions on such real property shall be in accordance with, shall not exceed any limits or restrictions contained in, and shall not be violative of, any applicable Permit.

39. SETOFF: The Grantor hereby grants to Grantee a lien and right to setoff for all of Grantor's liabilities hereunder and upon and against all deposits, credits and property of the Grantor and any other collateral of the Grantor now or hereafter in the control of the Grantee. Grantee may at any time apply the same, or any part thereof, to any liability of the Grantor even though unmatured, in the event Grantor is in default hereunder or in default under the terms of the Note or any other Loan Document, or at any time Grantee, acting in a commercially reasonable manner, determines that such action is necessary to preserve its rights hereunder with respect to such deposits, credits, property or other collateral.

40. RIGHT TO OBTAIN APPRAISALS: The Grantee shall have the right to obtain from time to time, at the Grantor's cost and expense, appraisals of the collateral performed by a qualified appraiser approved by the Grantee, if an Event of Default shall have occurred and be continuing or if otherwise required by applicable regulatory requirements.

41. GRANTEE ADVANCES: The Grantor shall pay, indemnify, defend and hold the Grantee harmless from all costs, disbursements, expenses and reasonable counsel fees incurred by the Grantee in connection with protecting or sustaining the lien of this Mortgage or collection of the Mortgage Debt, either before or after obtaining judgment of foreclosure of the Mortgage or judgment on or with respect to the Mortgage Debt. The Grantee may, without notice or demand, pay any amount which the Grantor has failed to pay, or perform any act which the Grantor has failed to perform hereunder. In such event any amounts so advanced by Grantee ("Grantee Advances"), together with interest thereon from the date made, at the highest interest rate allowed under the Note shall be (i) added to the Mortgage Debt, (ii) payable on demand to the Grantee, and (iii) secured by the lien of this Mortgage.

42. OPEN-END MORTGAGE AND FUTURE ADVANCES: This is an "Open-End Mortgage" under Section 49-2(c) of the Connecticut General Statutes, as amended, and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage is entitled under Connecticut law. Upon request the Grantee may, in its discretion, make future advances to the Grantor. Any future advance, and the interest payable thereon, shall be secured by this Mortgage when evidenced by a promissory Note stating that the Note is secured hereby. At no time shall the principal amount of the debt secured by this Mortgage exceed the original principal amount of the Note, nor shall the maturity of any future advance secured hereby extend beyond the date the final principal payment is due on the Note.

43. GOVERNING LAWS: This Mortgage and the Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

44. PREJUDGMENT REMEDY WAIVER: THE GRANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY AND

KNOWINGLY WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY THE LAW OF ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY.

45. JURY TRIAL WAIVER: GRANTOR AND GRANTEE AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY GRANTEE OR GRANTOR ON OR WITH RESPECT TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. GRANTEE AND GRANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. GRANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS MORTGAGE AND THAT GRANTEE WOULD NOT EXTEND CREDIT TO GRANTOR (AS APPLICABLE) IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS MORTGAGE.

All the provisions herein shall be binding upon and inure to the benefit of the respective heirs, successors, administrators and assigns of the Grantor and the Grantee.

The lien of this instrument shall remain in full force and effect during any postponement or extension of the time of payment of the indebtedness or any part thereof secured hereby.

Now, therefore, if the Note shall be paid according to its tenor, and if all agreements contained in the Note and herein contained are fully kept and performed, then this deed shall be void, otherwise to remain in full force and effect.

IN WITNESS WHEREOF, the Grantor has hereunto set its hand and seal this **10th** day of **December, 2004**.

Signed, sealed and delivered
in the presence of:

SOUTHRIDGE HOLDINGS LLC

____________________ By: ____________________
(witness) Stephen M. Hicks, its Manager
duly authorized

____
Robert R. Jewell (witness)

STATE OF CONNECTICUT)
) **ss. Ridgefield** **December 10, 2004**
COUNTY OF FAIRFIELD)

Personally appeared **SOUTHRIDGE HOLDINGS LLC,** acting herein by Stephen M. Hicks, its Manager, duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said **SOUTHRIDGE HOLDINGS LLC,** before me,

____
Robert R. Jewell
Commissioner of the Superior Court

SCHEDULE A

(Legal Description)

ALL THAT CERTAIN real property described as Unit Nos. 001, 003, 105, 108, 109, 201, 202, 203-204, 205, 206 and 207 of Executive Pavilion Condominium, which is located in the Town of Ridgefield, County of Fairfield, and State of Connecticut. Said Unit exists pursuant to a Declaration of Condominium by Ridgefield Realty Holding, Inc. ("Declaration") filed and recorded on the Land Records of the Town of Ridgefield, Connecticut, on August 5, 1986 at 3:46 PM in Volume 349 at Page 454. Said Declaration was amended by First Amendment dated December 17, 1986 and recorded in Volume 375 at Page 950 of said Land Records. Together with the Limited Common Elements appurtenant thereto.

SCHEDULE B

(Encumbrances)

The Premises are conveyed subject to:

1. Building lines, zoning regulations and municipal ordinances of the Town of Ridgefield, and any and all provisions of public or private law.
2. Taxes to the Town of Ridgefield hereinafter due and payable.
3. Sewer use charges payable to the Town of Ridgefield hereinafter due and payable.
4. 10' Easement to the Town of Ridgefield as shown on a map entitled "As-Built Prepared For Ridgefield Realty Holding, Inc. Grove Street Ridgefield Connecticut Scale 1" = 20' July 22, 1986." Files as Map #7311 in the Ridgefield Town Clerk's Office.
5. Notes on said Map (regarding town sewer and water service).
6. Rights of others in and to a stream crossing the premises.
7. Grant to the Connecticut Light and Power Company dated September 12, 1961 and recorded in Volume 91 at Page 103.
8. The terms, conditions, agreements, covenants, restrictions, obligations, reservations and easements contained in the Declaration of Condominium and the bylaws and exhibits annexed thereto by Ridgefield Realty Holding, Inc. dated August 4, 1986 and recorded August 5, 1986 in Volume 349 at Page 454, as amended by Amendment dated December 17, 1986 and recorded in Volume 357 at Page 950 of the Ridgefield Land Records.
9. Mortgage from SOUTHRIDGE HOLDINGS LLC to Fairfield County Bank Corp. dated April 20, 2004 and recorded April 21, 2004 in Volume 764 at Page 738 of the Ridgefield Land Records, as assigned to Ridgefield Bank Mortgage Corporation by way of Assignment dated April 20, 2004 and recorded April 21, 2004 in Volume 764 at Page 763.
10. Assignment of Leases from SOUTHRIDGE HOLDINGS LLC to Fairfield County Bank Corp. dated April 20, 2004 and recorded April 21, 2004 in Volume 764 at Page 758 of the Ridgefield Land Records as assigned to Ridgefield Bank Mortgage Corporation by way of Assignment dated April 20, 2004 and recorded April 21, 2004 in Volume 764 at Page 763.